Exhibit 99.1

Datawatch Acquires Data Science Platform Leader Angoss Software

Transaction Broadens Monarch’s Data Preparation Platform Value with Predictive Analytics

Bedford, Mass.—January 30, 2018—Datawatch Corporation (NASDAQ-CM: DWCH), data intelligence provider with market leading enterprise data preparation, predictive analytics, and visualization solutions, today announced that it has acquired Angoss Software Corporation, a privately-held data science platform provider based in Toronto, Canada. The acquisition will augment Datawatch’s Monarch data intelligence offering with expanded capabilities that enable data scientists to perform predictive and prescriptive analytics in a wide variety of enterprise applications. The transaction was completed today for US$24.5 million in an all-cash transaction, which was financed through a combination of Datawatch’s cash on hand and funding from a new credit facility with Silicon Valley Bank.

Angoss delivers powerful predictive and prescriptive analytics that help businesses discover valuable insights and intelligence in their data, and the company was recognized as one of the leaders in the Forrester Wave: Predictive Analytics and Machine Learning Solutions, Q1 2017. Angoss data science solutions are used by more than 300 organizations in 30 countries, including many global firms such as Barclays, Unilever, Scotiabank, TD Bank, Bayer, Wells Fargo, Bank of America and Air Canada. Angoss provides rigorous modeling and validation tools for machine learning in high-value applications for customer segmentation, customer churn, credit risk scoring, fraud detection, next best action, collections and recovery, and many other mission-critical solutions.

“This is a transformative acquisition for Datawatch that offers a very natural complement to our core Monarch technology platform, significantly expands our addressable market and thus strengthens our competitive position,” said Michael A. Morrison, president and chief executive officer. “Our legacy in data preparation serves as the ideal foundation to extend into all levels of analytics, including predictive and prescriptive analytics. With the Angoss data science platform, we are uniting data preparation, machine learning and predictive analytics to provide an end-to-end data intelligence solution for the enterprise. We welcome the Angoss team to Datawatch, and we know that everyone is excited to work together to make advanced analytics even more accessible to users of all skill levels.”

Value-Enhancing Transaction

Based upon the trailing twelve-month results through December 31, 2017, (excluding purchase price accounting adjustments), the combined entity has (in U.S. dollars):

•	Pro forma revenue of $48.2 million
•	Pro forma bookings of $51.0 million
•	Pro forma non-GAAP net income of $2.3 million

Transaction Highlights

•	Enhances Datawatch’s financial profile. More than 80% of Angoss revenue is recurring, with industry-leading retention rates, which aids predictability. The transaction is expected to be accretive to Datawatch in fiscal 2019 on a non-GAAP earnings per share basis, although dilutive in fiscal 2018 due to certain purchase accounting adjustments related to deferred revenue.
•	Expands Datawatch’s addressable market. Gartner projects that the data science platform market, which is nearly three times as large as the self-service data preparation market, will grow at a CAGR of 11% through 2021.
•	Extends the Monarch platform. Angoss’ data science platform is a natural extension of the Monarch data preparation platform, and allows Datawatch to unify the analytics experience for business analysts through to data scientists.
•	Strengthens the company’s presence in financial services. A significant number of Angoss’ customers are in the financial services industry, which also represents more than 30% of Datawatch’s business today. Many of Angoss’ financial services customers are existing Datawatch customers, which presents significant cross-sell and upsell opportunities.

For more information, a presentation outlining the transaction and the opportunities it affords the combined entity is posted on Datawatch’s investor relations website (www.datawatch.com, follow links to investor relations and events and presentations.)

About Datawatch Corporation

Datawatch Corporation (NASDAQ-CM: DWCH) is the data intelligence provider with market leading enterprise data preparation, predictive analytics and visualization solutions that fuel business analytics. Only Datawatch can confidently position individuals and organizations to master all data – no matter the origin, format or narrative – resulting in faster time to insight. Datawatch solutions are architected to drive the use of more data, foster more trust and incorporate more minds into business analytics. Thousands of organizations of all sizes in more than 100 countries worldwide use Datawatch products, including 93 of the Fortune 100. The company is headquartered in Bedford, Massachusetts, with offices in New York, London, Toronto, Stockholm, Singapore and Manila. To learn more about Datawatch please visit: www.datawatch.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any such statements, including but not limited to those relating to results of operations, contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations. The factors that could cause actual future results to differ materially from current expectations include the following: risks associated with fluctuations in quarterly operating results due, among other factors, to the long sales cycle with enterprise customers and the size and timing of large customer orders; risks associated with acquisitions; the risk that our goodwill resulting from acquisitions may become impaired and require a write-down; limitations on the effectiveness of internal controls; rapid technological change; Datawatch’s dependence on the introduction of new products and product enhancements and possible delays in those introductions; competition in the software industry generally, and in the markets for next generation analytics in particular; Datawatch's dependence on its principal products, proprietary software technology and software licensed from third parties; Datawatch’s concentration of customers in the financial sector; risks associated with international sales and operations; risks associated with indirect distribution channels and co-marketing arrangements, many of which were only recently established; the adequacy of Datawatch’s sales returns reserve; risks associated with a subscription sales model; Datawatch’s dependence on its ability to hire and retain skilled personnel; disruption or failure of Datawatch’s technology systems that may result from a natural disaster, cyberattack, security breach or other catastrophic event; risks related to actions by activist stockholders, including the amount of related costs incurred by Datawatch and the disruption caused to Datawatch’s business activities by these actions; and uncertainty and additional costs that may result from evolving regulation of corporate governance and public disclosure. Further information on factors that could cause actual results to differ from those anticipated is detailed in various publicly-available documents, which include, but are not limited to, filings made by Datawatch from time to time with the Securities and Exchange Commission, including but not limited to, those appearing in the Company's Annual Report on Form 10-K for the year ended September 30, 2017 and its subsequently filed Form 10-Q reports. Any forward-looking statements should be considered in light of those factors.

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Investor Contact:

Datawatch Investor Relations

investor@datawatch.com

Phone: (978) 441-2200 ext. 8323

Media Contact:

Frank Moreno

Vice President Worldwide Marketing, Datawatch Corporation

frank_moreno@datawatch.com

978-275-8225

Twitter: @datawatch

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